UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

INMED PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 310 - 815 W. Hastings Street,
Vancouver, B.C.
Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, InMed Pharmaceuticals Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with two institutional accredited investors (the “Purchasers”), for the sale and issuance of an aggregate of 3,012,049 of its common shares (or pre-funded warrants in lieu thereof) at a purchase price of $0.83 per share (or pre-funded warrant in lieu thereof). In addition, the Company agreed to issue to the Purchasers, unregistered preferred investment options to purchase up to an aggregate of 3,012,049 common shares. The foregoing transaction is referred to herein as the “Private Placement.”

Concurrently with the Company’s entry into the Purchase Agreement, the Company also entered into an inducement offer letter agreement (the “Inducement Letter”) with the holders (the “Holders”) of existing preferred investment options to purchase up to an aggregate of 3,272,733 common shares of the Company issued to the Holders on November 21, 2022 (collectively, the “Existing Preferred Investment Options”). Pursuant to the Inducement Letter, the Holders agreed to exercise for cash their Existing Preferred Investment Options to purchase an aggregate of 3,272,733 common shares of the Company at a reduced exercise price of $0.83 per share in consideration of the Company’s agreement to issue new unregistered preferred investment options (the “New Preferred Investment Options”) to purchase up to an aggregate of 6,545,466 shares of the Company’s common shares (the “New Preferred Investment Option Shares”). The foregoing transaction is referred to herein as the “Preferred Investment Option Exercise,” and the Preferred Investment Option Exercise and the Private Placement are collectively referred to herein as the “Offerings.”

On October 26, 2023, the parties consummated the Offerings. The terms of the Offerings are more particularly described below:

Private Placement

The terms of the Purchase Agreement provided that Purchasers whose purchase of common shares in the Private Placement would result in such Purchaser’s beneficial ownership exceeding 4.99% (or, at the election of the Purchaser, 9.99%) of the Company’s outstanding common shares, the option of purchasing pre-funded warrants in lieu of common shares in such manner as to result in the same aggregate purchase price being paid by such Purchaser to the Company.

In light of the foregoing beneficial ownership limitations, at the closing of the Private Placement, the Company issued to the Purchasers (i) pre-funded warrants to purchase an aggregate of 3,012,049 common shares and (iii) preferred investment options to purchase up to an aggregate of 3,012,049 common shares. No common shares were issued to the Purchase in the Private Placement.

The pre-funded warrants have an exercise price of $0.0001 per pre-funded warrant and can be exercised at any time from the date and time of issuance until the pre-funded warrants are exercised in full. The terms of the pre-funded warrants preclude a holder thereof from exercising such holder’s pre-funded warrants, and the Company from giving effect to such exercise, if after giving effect to the issuance of common shares upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 9.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon such exercise.

The preferred investment options issued to the Purchasers in the Private Placement have an exercise price of $0.83 per share, became exercisable immediately upon issuance and will expire five and a half years from the date of issuance. The terms of such preferred investment options preclude a holder thereof from exercising such holder’s preferred investment option, and the Company from giving effect to such exercise, if after giving effect to the issuance of common shares upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon such exercise.

A holder may increase or decrease the beneficial ownership thresholds relating to the pre-funded warrants and preferred investment options specified above, except that the beneficial ownership limitation may not exceed 9.99% in any event.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers, dated October 24, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement grants the Purchasers certain registration rights and obligates the Company to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) by certain dates, covering the resale of the common shares issuable upon exercise of the pre-funded warrants and preferred investment options sold in the Private Placement.

The pre-funded warrants and preferred investment options described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder and, along with the common shares underlying the pre-funded warrants and preferred investment options, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the pre-funded warrants, preferred investment options and the common shares underlying the pre-funded warrants and preferred investment options may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements and in accordance with applicable state securities laws. The securities were offered and sold only to accredited investors.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the pre-funded warrants and the preferred investment options issued in the Private Placement are not complete and are qualified in their entirety by the full text of such documents, copies of which are filed as exhibits to this report and incorporated herein by reference.

Preferred Investment Option Exercise

Pursuant to the Preferred Investment Option Exercise, the Holders exercised for cash their Existing Preferred Investment Options to purchase an aggregate of 3,272,733 common shares of the Company (1,796,552 of which common shares are being held in abeyance for the benefit of the Holders due to certain beneficial ownership limitations) at a reduced exercise price of $0.83 per share, and in consideration therefor, the Company’s issued New Preferred Investment Options to purchase up to an aggregate of 6,545,466 common shares of the Company.

The resale of the common shares underlying the exercised Existing Preferred Investment Options are registered pursuant to an effective registration statement on Form S-1 (File No. 333-268700), filed with the SEC on December 7, 2022 and declared effective by the SEC on December 14, 2022.

The New Preferred Investment Options have an exercise price of $0.83 per share, became exercisable immediately upon issuance and will expire five and a half years from the date of issuance. The terms of the New Preferred Investment Options preclude a holder thereof from exercising such holder’s New Preferred Investment Option, and the Company from giving effect to such exercise, if after giving effect to the issuance of common shares upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon such exercise. A holder may increase or decrease the aforementioned beneficial ownership threshold, except that the beneficial ownership limitation may not exceed 9.99% in any event.

The New Preferred Investment Options were offered in a private placement under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and, along with the common shares underlying such options, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the New Preferred Investment Options and and the common shares underlying such options may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements and in accordance with applicable state securities laws.

The Company has agreed to file a registration statement providing for the resale of the common shares underlying the New Preferred Investment Options, as soon as practicable, and to use commercially reasonable efforts to have such registration statement declared effective by the SEC within 50 calendar days following the date of the Inducement Letter (or, in the event of a “full review” by the SEC, 80 calendar days following the date of the Inducement Letter) and to keep such registration statement effective at all times until no holder of the New Preferred Investment Options owns any New Preferred Investment Options or common shares underlying New Preferred Investment Options. Pursuant to the Inducement Letter, the Company has agreed not to issue any common shares or common share equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 60 days after the closing of the Preferred Investment Option Exercise. The Company has also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one year after the closing of the Preferred Investment Option Exercise (subject to an exception).

The foregoing descriptions of the Inducement Letter and the New Preferred Investment Options are not complete and are qualified in their entirety by the full text of such documents, copies of which are filed as exhibits to this report and incorporated herein by reference.

Proceeds

The aggregate gross proceeds to the Company from the Offerings were approximately $5.2 million, before deducting placement agent fees and other offering expenses. H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent for the Offerings.

Engagement Letter

The Company entered into an engagement letter with Wainwright, dated October 24, 2023 (the “Engagement Letter”), pursuant to which Wainwright agreed to serve as the Company’s exclusive agent, advisor or underwriter in certain offerings, including the Offerings. The Company has agreed to pay Wainwright a cash fee, or as to an underwritten offering an underwriter discount, equal to 7.5% of the aggregate gross proceeds raised in each offering. Upon any exercise for cash of any warrants or options issued to investors in each offering, the Company has agreed to pay Wainwright a cash fee of 7.5% of the aggregate gross exercise price paid in cash with respect such exercise. In addition, pursuant to the Engagement Letter, the Company has also agreed to grant to Wainwright, or its designees, at each closing, warrants (or warrant equivalents) to purchase that number of common shares of the Company equal to 6.5% of the aggregate number of common shares of (or common shares equivalent, if applicable) placed in each offering (and if an offering includes a “greenshoe” or “additional investment” component, such number of common shares underlying such “greenshoe” or “additional investment” component, with the warrants and/or warrant equivalents granted to Wainwright issuable upon the exercise of such component). Upon any exercise for cash of any warrants or warrant equivalents issued to investors in each offering, the Company has agreed to issue to Wainwright (or its designees), warrants and/or warrant equivalents to purchase that number of common shares of the Company equal to 6.5% of the aggregate number of such common shares underlying the warrants and/or warrant equivalents that have been so exercised. Warrants and/or warrant equivalents issued to Wainwright will have a term of five years and an exercise price equal to 125% of the offering price per share (or unit, if applicable) in the applicable offering and if such offering price is not available, the market price of the Company’s common shares on the date an offering is commenced (such price, the “Offering Price”). If warrants and/or warrant equivalents are issued to investors in an offering, the warrants issued to Wainwright are required to have the same terms as the warrants and/or warrant equivalents issued to the investors in the applicable offering, except that the warrants and/or warrant equivalents issued to Wainwright shall have an exercise price equal to 125% of the Offering Price.

The Company also agreed to pay Wainwright a management fee equal to 1.0% of the gross proceeds raised in each offering, $20,000 for non-accountable expenses (to be increased to $50,000 in the case of a public offering), up to $35,000 for fees and expenses of legal counsel and other out-of-pocket expenses (to be increased to $90,000 in the case of a public offering), plus certain additional amounts in special circumstances. The Engagement Letter has indemnity and other customary provisions.

In accordance with the Engagement Letter, in connection with the Offerings, the Company issued to Wainwright, preferred investment options to purchase an aggregate of 408,511 common shares of the Company. The preferred investment options issued to Wainwright have an exercise price of $1.03750 per share, became exercisable immediately upon issuance and will expire five and a half years from the date of issuance. Similar to the New Preferred Investment Options issued in the Preferred Investment Option Exercise, a holder of the preferred investment options issued to Wainwright is precluded from exercising such holder’s preferred investment option, and the Company is precluded from giving effect to such exercise, if after giving effect to the issuance of common shares upon such exercise, the holder (together with the holder’s affiliates and any other persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% of the number of common shares outstanding immediately after giving effect to the issuance of common shares upon such exercise. A holder may increase or decrease the aforementioned beneficial ownership threshold, except that the beneficial ownership limitation may not exceed 9.99% in any event.

The preferred investment options issued to Wainwright, and the common shares issuable upon exercise thereof, were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The foregoing description of the preferred investment option issued to Wainwright is not complete and is qualified in their entirety by the full text of such document, the form of which is filed as an exhibit to this report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the pre-funded warrants issued in the Private Placement, the preferred investment options issued in the Private Placement, the New Preferred Investment Options, the preferred investment options issued to Wainwright, and the common shares underlying all of the foregoing, included in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On October 24, 2023, the Company issued a press release announcing the pricing of the Offerings. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On October 26, 2023, the Company issued a press release announcing the closing of the Offerings. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Preferred Investment Option
4.3	Form of Placement Agent Preferred Investment Option
10.1	Form of Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Form of Inducement Letter
99.1	Press Release dated October 24, 2023
99.2	Press Release dated October 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: October 27, 2023	By:	/s/ Eric A. Adams
Eric A. Adams
President and Chief Executive Officer